SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 15, 2002


                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    000-25032                   25-1724540
----------------------------      --------------             -------------------
(State or other jurisdiction      (Commission                (IRS Employer
   of incorporation)              File Number)               Identification No.)


                                600 Mayer Street
                         Bridgeville, Pennsylvania 15107
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (412) 257-7600



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Item 5.     Other Events.

         On February 14, 2002, the Registrant announced its acquisition of the assets of Empire Specialty Steel, Inc., a producer of finished bar, rod and wire specialty steel products, from the New York Job Development Authority. A copy of the press release making such announcement is filed herewith as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits.

             (c)  Exhibits

             99.1          Press Release dated February 14, 2002




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                      By:   /s/ Paul A. McGrath
                                            ------------------------------------
                                            Vice President - Operations,
                                            General Counsel and Secretary

Dated:  February 14, 2002

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                                  EXHIBIT INDEX
                                  -------------


         99.1              Press Release dated February 14, 2002



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